UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 2, 2010

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

A copy of presentation materials and prepared remarks dated February 2, 2010 are being filed herewith as Exhibits 99.1 and 99.2. These materials were prepared for use by the Chief Executive Officer and the Chief Financial Officer of People’s United Financial, Inc. in connection with a presentation at the Morgan Stanley US Financial Services Conference scheduled to occur on February 2, 2010 and investor meetings.

Item 9.01.	Financial Statements and Exhibits

(c)	The following Exhibits are filed herewith.

Exhibit No.	Description

99.1	Presentation Materials dated February 2, 2010

99.2	Prepared Remarks dated February 2, 2010

[signature appears on following page]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: February 2, 2010	By:	/S/ ERIC J. APPELLOF
(Signature)
	Name:	Eric J. Appellof
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page

99.1	Presentation Materials dated February 2, 2010	99.1-1

99.2	Prepared Remarks dated February 2, 2010	99.2-1

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